As filed with the Securities and Exchange Commission on February 26, 1999


                                               Securities Act File No. 33-75116
                               Investment Company Act of 1940 File No. 811-8352


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 9

                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 9
                         ------------------------------

                                   LKCM FUNDS
                           (Exact Name of Registrant)

                       c/o Luther King Capital Management
                         301 Commerce Street, Suite 1600
                             Fort Worth, Texas 76102
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number (817) 332-3235

                              --------------------
                      c/o Firstar Mutual Fund Services, LLC
                   615 E. Michigan Street, Milwaukee, WI 53202
                     (Name and Address of Agent for Service)

                         ------------------------------

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to Paragraph (b)
[ ] on _______________________ pursuant to Paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] on May 1, 1999 pursuant to Paragraph (a)(1)
[ ] 75 days after filing pursuant to Paragraph (a)(2)
[ ] on ________________ pursuant to Paragraph (a) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               P R O S P E C T U S

                                   May 1, 1999

                                   LKCM FUNDS

                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102
                                 1-800-688-LKCM





THE LKCM SMALL CAP EQUITY FUND - seeks to maximize long-term capital appreciation


THE LKCM EQUITY FUND - seeks to maximize long-term capital appreciation


THE LKCM BALANCED FUND - seeks current income and long-term capital appreciation


THE LKCM FIXED INCOME FUND - seeks current income


THE LKCM INTERNATIONAL FUND - seeks a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index















         This Prospectus contains information you should consider before you invest in the Funds. Please read it carefully and keep it for future reference.

         Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of the securities offered by this Prospectus, nor has the SEC or any state securities commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                     Page


RISK/RETURN SUMMARY...................................................3


FEES AND EXPENSES OF THE FUNDS.......................................10


INVESTMENT OBJECTIVES................................................12


HOW THE FUNDS INVEST.................................................12


PRIOR PERFORMANCE OF ADVISER AND SUBADVISER..........................14


FUND MANAGEMENT......................................................15


PURCHASE OF SHARES...................................................18


REDEMPTION OF SHARES.................................................19


VALUATION OF SHARES..................................................21


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.............................21


YEAR 2000 COMPLIANCE.................................................22


FINANCIAL HIGHLIGHTS.................................................23





         In deciding whether to invest in a fund, you should rely on information in this Prospectus or the Statement of Additional Information (the "SAI"). The funds have not authorized others to provide additional information. The funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                               RISK/RETURN SUMMARY

GOALS OF THE FUNDS

         Each fund has its own goal. This goal is sometimes referred to as a fund's investment objective. The funds are managed by Luther King Capital Management Corporation (the "Adviser").

         The Small Cap Equity Fund's goal is to maximize long-term capital appreciation. The fund attempts to achieve this goal by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The fund invests primarily in equity securities of smaller companies (those with market values at the time of investment of less than $1 billion).

         The Equity Fund's goal is to maximize long-term capital appreciation. The fund attempts to achieve this goal by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings, above average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The fund invests primarily in equity securities.

         The Balanced Fund's goal is current income and long-term capital appreciation. The fund attempts to achieve this goal by investing primarily in a diversified portfolio of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, fixed-income securities, and cash equivalent securities.

         The Fixed Income Fund's goal is current income. The fund attempts to achieve this goal by investing primarily in a diversified portfolio of investment grade, intermediate-term debt securities and cash equivalent securities.

         The International Fund's goal is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index. The fund attempts to achieve this goal by investing primarily in equity and equity-related securities in non-U.S. markets.

         The funds cannot guarantee that they will achieve their goals. For more information, see "How the Funds Invest."

RISKS OF INVESTING IN THE FUNDS

         The main risks of investing in the funds that invest in equity securities (i.e., all of the funds except the Fixed Income Fund) are:

o        Stock Market Risk:  Funds that invest in equity  securities  are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, a fund is likely to decline in value. Increases or decreases in the value of stocks are generally greater than for bonds or other debt investments.

o    Stock Selection Risk:   Value  stocks  are  subject  to the risk that
                             the market may never realize their intrinsic value or that their prices may go down.
                             While the funds' investments in value stocks may limit their downside risk over time, the funds may produce more modest gains than riskier stock funds as a trade off for this potentially lower risk.

         In addition, the Small Cap Equity Fund is subject to additional risks:

o        Small-Cap Risk:  Small  capitalization  companies may not have the size, resources or other  assets  of  large
                          capitalization   companies.   These  small
                          capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

         The International Fund is also subject to additional risks:

o        Foreign Investment Risk:  The  International   Fund's  foreign
                                   investments  may  increase  or decrease  in
                                   value  depending  on foreign  exchange
                                   rates,  foreign political  and  economic
                                   developments  and U.S.  and  foreign  laws
                                   relating to foreign  investments.  Many
                                   foreign  securities are less liquid  and
                                   their  prices are more  volatile  than
                                   comparable  U.S. securities.  From time to
                                   time foreign  securities  may be difficult
                                   to liquidate  rapidly  without  adverse
                                   price effects.  The costs of foreign
                                   investing  also  tend  to  be  higher  than
                                   the  costs  of investing  in  domestic
                                   securities.   In  addition,  a  number  of
                                   European countries have entered into an economic and monetary union which may have adverse effects on foreign securities if a country withdraws from the union or if the accounting and trading systems used by the fund do not recognize the new currency adopted in the union.

         The main risks of investing in the Fixed Income Fund and additional risks of the Balanced Fund are:

o        Interest Rate Risk:   The market values of fixed income  securities
                               are inversely related to actual changes in interest rates. An interest rate decline produces an increase in market value, while an interest rate increase produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security.

o        Credit Risk:          If  issuers  of fixed  income  securities  in
                               which a fund invests experience unanticipated financial problems, the issue is likely to decline in value.



         You should be aware that you may lose money by investing in the funds.

PAST PERFORMANCE

         The performance information that follows gives some indication of how each fund's performance can vary. The bar charts indicate the risks of investing in the funds by showing the performance of funds in operation for one full calendar year and the changes in each other fund's performance from year to year (on a calendar year basis). The tables show each fund's average annual return for one year and since inception compared with a broad measure of market performance. Please remember that a fund's past performance does not reflect how the fund may perform in the future.

                              Small Cap Equity Fund

                                  Total Return

         50%

         40%

         30%

         20%

         10%

         0%

                 1995             1996              1997              1998


                        Best and Worst Quarterly Returns

                                             ____%   (____ quarter, 199__)
                                             ____%   (____ quarter, 199__)


                          Average Annual Total Returns
                             as of December 31, 1998

                                                  1 Year      Since Inception(1)

         Small Cap Equity Fund                     ____%            ____%

         [Index](2)                                ____%            ____%

         (1)  The fund commenced operations on July 14, 1994.
         (2)  [Describe the index]

                                   Equity Fund

                                  Total Returns

         50%

         40%

         30%

         20%

         10%

         0%

                         1997             1998



                        Best and Worst Quarterly Returns

                                             ____%   (____ quarter, 199__)
                                             ____%   (____ quarter, 199__)


                          Average Annual Total Returns
                             as of December 31, 1998

                                                  1 Year      Since Inception(1)

         Equity Fund                               ____%            ____%

         [Index](2)                                ____%            ____%

         (1)  The fund commenced operations on January 3, 1996.
         (2)  [Describe the index]

                                  Balanced Fund

                                  Total Return

         50%

         40%

         30%

         20%

         10%

         0%

                         1998



                        Best and Worst Quarterly Returns

                                             ____%   (____ quarter, 199__)
                                             ____%   (____ quarter, 199__)


                          Average Annual Total Returns
                             as of December 31, 1998

                                                 1 Year(1)

         Balanced Fund                             ____%

         [Index](2)                                ____%

         (1) The fund commenced operations on December 30, 1997. At December 31, 1997, the fund had no operations other than those relating to organizational matters.
         (2)  [Describe the index]

                                Fixed Income Fund

                                  Total Return

         50%

         40%

         30%

         20%

         10%

         0%

                         1998



                        Best and Worst Quarterly Returns

                                             ____%   (____ quarter, 199__)
                                             ____%   (____ quarter, 199__)


                          Average Annual Total Returns
                             as of December 31, 1998

                                                 1 Year(1)

         Fixed income Fund                         ____%

         [Index](2)                                ____%

         (1) The fund commenced operations on December 30, 1997. At December 31, 1997, the fund had no operations other than those relating to organizational matters.
         (2)  [Describe the index]

                               International Fund

                                  Total Return

         50%

         40%

         30%

         20%

         10%

         0%

                         1998



                        Best and Worst Quarterly Returns

                                             ____%   (____ quarter, 199__)
                                             ____%   (____ quarter, 199__)


                          Average Annual Total Returns
                             as of December 31, 1998

                                                 1 Year(1)

         International Fund                          ____%

         Morgan Stanley Capital International
           Europe, Australasia and Far East Index(2) ____%

         (1) The fund commenced operations on December 30, 1997. At December 31, 1997, the fund had no operations other than those relating to organizational matters.
         (2) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged index representing the market value weighted price of stocks of approximately 1100 companies screened for liquidity, cross-ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

                         FEES AND EXPENSES OF THE FUNDS

         The following table illustrates the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (fees paid directly from your investment)

         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(1)


                              Small Cap          Equity         Balanced        Fixed Income     International
                             Equity Fund          Fund            Fund              Fund             Fund


Management Fees(2)                0.75%           0.70%            0.65%            0.50%             1.00%

Distribution and Service
   (12b-1) Fees(3)                None             None             None             None              None

Other Expenses(2)                     %               %                %                %                 %

Total Annual Fund
   Operating Expenses(2)              %               %                %                %                 %


(1) Fund operating expenses are deducted from fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead reduce the amount of total return you receive.

(2) The Adviser has agreed to waive all or a portion of its management fee and/or reimburse the funds' other expenses to limit the total annual operating expenses. Waivers and reimbursements will have the effect of increasing investment returns. The Adviser may choose to terminate the waiver or revise the cap at any time. If the waivers or reimbursements were included in the calculation of "Management Fees" and "Other Expenses," "Management Fees", "Other Expenses" and "Total Annual Operating Expenses" would be as follows:


                                                                                 Total Annual Fund
                                         Management Fees    Other Expenses       Operating Expenses


Small Cap Equity Fund                            ____%            ____%                ____%

Equity Fund                                      ____%            ____%                ____%

Balanced Fund                                    ____%            ____%                ____%

Fixed Income Fund                                ____%            ____%                ____%

International Fund                               ____%            ____%                ____%


(3) The funds have adopted a Rule 12b-1 Plan under which each fund may pay up to 0.75% of its average daily net assets for distribution and other services. The funds have not implemented the plan and, thus, are neither accruing nor paying any fees under the plan.

EXAMPLE

         The following Example is intended to help you compare the costs of investing in a fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:


                      Small Cap             Equity          Balanced         Fix Income         International
                      Equity Fund            Fund             Fund               Fund               Fund


One Year

Three Years

Five Years

Ten Years



                              INVESTMENT OBJECTIVES

The investment objective of the Small Cap Equity Fund is to maximize long-term capital appreciation.

The investment objective of the Equity Fund is to maximize long-term capital appreciation.

The investment objective of the Balanced Fund is current income and long-term capital appreciation.

The investment objective of the Fixed Income Fund is current income.

The investment objective of the International Fund is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE).


                              HOW THE FUNDS INVEST

SMALL CAP EQUITY, EQUITY, BALANCED AND FIXED INCOME FUNDS

         The Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Adviser's primary approach to equity-related investing has two distinct but complementary components. First, the Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will exhibit most of the following characteristics:

o        Consistently high profitability levels;

o        Strong balance sheet quality;

o        Prominent market share positions;

o        Ability to generate excess cash flow after capital expenditures

o        Management with a significant ownership stake in the company; and

o        Under valuation based upon various quantitative criteria.

         The Adviser also invests in companies whose assets the Adviser has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. As with the primary approach described above, both qualitative as well as quantitative factors are important criteria in the investment analysis.

         For the Balanced and Fixed Income Funds, the Adviser's fixed-income approach concentrates on high quality corporate and government issues with intermediate effective maturities. The Adviser's fixed-income philosophy combines noncallable bonds with callable bonds in an attempt to enhance returns while controlling the level of risk. The security selection process for noncallable corporate bonds is heavily credit driven and focuses on the issuer's earning trends, its competitive positioning and the dynamics of its industry. A second component of the Adviser's fixed-income philosophy is the identification of undervalued securities with a combination of high coupons and early redemption features, including refunding and sinking fund call provisions. These defensive issues can offer high levels of current income with limited price volatility and are used as alternatives to traditional short-term noncallable issues. Maturity decisions are primarily a function of the Adviser's macroeconomic analysis and are implemented utilizing intermediate maturity, noncallable securities. Finally, the credit analysis performed by the Adviser on individual companies, as well as industries, is enhanced by the Adviser's experience in the equity market. The analytical effort concentrates on market dominant, consistently profitable, well financed debt issuers.

         The LKCM Small Cap Equity Fund. The Small Cap Equity Fund seeks to achieve its investment objective by investing primarily in equity securities of smaller companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Smaller companies are those with market values at the time of investment of less than $1 billion. Under normal market conditions, 65% or more of the fund's investments will consist of equity securities of smaller companies. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

         The LKCM Equity Fund. The Equity Fund seeks to achieve its investment objective by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The fund invests a portion of its assets in companies whose public market value is less than the Adviser's assessment of the companies' value. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

         The LKCM Balanced Fund. The Balanced Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, fixed-income securities and cash equivalent securities. The fund primarily invests in equity and debt securities of companies with established operating histories and strong fundamental characteristics. By utilizing both equity and fixed-income securities, the fund will normally achieve an income yield in excess of the dividend income yield of the Standard & Poor's 500 Composite Stock Price Index(TM) ("S&P 500"). Under normal circumstances, 25% or more of the fund's investments will consist of fixed-income securities. Corporate debt securities in which the fund invests will have a rating within the four highest grades as determined by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's ("S&P's").

         The fund does not presently intend to invest more than 20% of its total assets in equity securities that do not pay a dividend. A majority of the equity securities in which the fund invests will typically be listed on a national securities exchange or traded on the Nasdaq National Market ("Nasdaq") or in the U.S. over-the-counter markets. The fund may also invest in U.S. and foreign government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposit or other securities of U.S. issuers when the Adviser perceives attractive opportunities from such securities, or so that the fund may receive a competitive return on its uninvested cash. The fund may invest in debt securities of U.S. and foreign issuers.

         The LKCM Fixed Income Fund. The Fixed Income Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. Under normal market conditions, 65% or more of the fund's investments will consist of such fixed-income securities. Investment grade debt securities are considered to be those rated Baa or better by Moody's or BBB or better by S&P.

         The fund seeks to maintain a dollar-weighted average expected maturity between three and 10 years under normal market and economic conditions. The expected maturity of securities with sinking fund or other early redemption features shall be estimated by the Adviser, based upon prevailing interest rate trends and the issuer's financial position. The average expected maturity may be less than three years if the Adviser believes a temporary, defensive posture is appropriate.

         The fund may invest in all types of domestic or U.S. dollar denominated foreign fixed-income securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, government and government agency securities, zero coupon bonds and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and repurchase agreements. In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions. The Fund intends to purchase securities that are rated investment grade at the time of to its purchase. If an issue of securities is downgraded, the Adviser will consider whether to continue to hold the obligation.

         THE INTERNATIONAL FUND

         The Adviser has obtained the expertise of a specialist to manage the International Fund. TT International Investment Management, doing business as TT International, is the subadviser (the "Subadviser") for the International Fund. The Subadviser assesses the political situation and economic fundamentals in the markets in which it invests. To implement its approach, the Subadviser utilizes a three-part stock selection process.

o First, the Subadviser seeks companies that display value in the form of assets or earnings.

o Second, the Subadviser seeks to verify its valuation through the use of various models and information obtained from academic or industrial experts.

o Finally, the Subadviser assesses the potential for realizing the value it has identified.

         Although the Subadviser seeks to outperform the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "EAFE Index"), it does not attempt to track the country and sector weightings of the EAFE Index. The EAFE Index is an unmanaged index representing the market value weighted price of stocks of approximately 1100 companies screened for liquidity, cross-ownership, and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

         The International Fund seeks to achieve its investment objective by investing primarily in equity and equity-related securities in non-U.S. markets. Under normal circumstances, 65% or more of the Fund's investments will consist of these securities. The fund currently intends to focus its investments in securities of issuers located in Denmark, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Sweden, Switzerland and the United Kingdom. This is a non-exclusive list of countries in which the fund can invest, and the Fund expects to invest in issuers located in other countries as well.

         The fund invests primarily in equity securities that are listed on recognized exchanges. In pursuing its investment objective, the fund may also invest in U.S. markets through American Depositary Receipts ("ADRs") and similar instruments issued by non-U.S. corporations.

         In allocating the fund's assets among the various securities markets of the world, the Subadviser will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the fund may restrict the number of securities markets in which it invests, although under normal market circumstances the fund's investments will involve securities principally traded in at least three different countries. Otherwise, there are no prescribed limits on geographical asset distribution.

TEMPORARY INVESTMENTS

         To respond to adverse market, economic, political or other conditions, the Small Cap Equity, Equity, Balanced and Fixed Income Funds may invest in commercial paper, certificates of deposits, short term corporate and government obligations and repurchase agreements. To the extent that a fund engages in a temporary, defensive strategy, the fund may not achieve its investment objective.





                   PRIOR PERFORMANCE OF ADVISER AND SUBADVISER

PERFORMANCE OF SIMILAR BALANCED FUND

         The Adviser has managed a similar mutual fund that has investment objectives, policies and strategies substantially similar to those of the Balanced Fund ("Similar Balanced Fund"). Below is the actual annualized total return of the Similar Balanced Fund for the period ended March 31, 1999. The performance of the Similar Balanced Fund is historical and does not represent projected future investment performance of the Similar Balanced Fund or the Balanced Fund.

                       For the period ended March 31, 1999


                                                                                     Since Inception
                                   1 Year            3 Year             5 Year          (2/28/93)
                                   ------            ------             ------          ---------



Similar Balanced Fund




PERFORMANCE OF SIMILAR INTERNATIONAL ACCOUNTS

         The Subadviser has managed several other private accounts with investment objectives, policies, and strategies substantially similar to those of the International Fund ("Similar International Accounts"). The actual composite annualized total return (net of fees) of the Similar International Accounts compared with EAFE Index is as follows:


                                                                                           Since Inception
                                          1 Year           3 Year           5 Year            (11/1/92)
                                          ------           ------           ------            ---------


Similar International Accounts             ---%             ---%             ---%                ---%
EAFE Index                                 ---%             ---%             ---%                ---%


         Certain investment restrictions that apply to registered investment companies such as the International Fund, and not applicable to Similar International Accounts, may have adversely affected the performance results of the Similar International Accounts composite if these restrictions had been applicable.

         The performance of the Similar International Accounts is historical and do not represent projected future investment performance of the Accounts or the International Fund. Performance is calculated pursuant to the Association for Investment Management and Research Standards, which are different than the SEC Standards. Use of the International Fund's expense structure would have lowered the performance results of the Similar International Accounts.

                                 FUND MANAGEMENT

INVESTMENT ADVISER

         Luther King Capital Management Corporation (the "Adviser"), 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as the investment adviser to the funds. The Adviser was founded in 1979 and provides investment counseling services to employee benefit plans, endowment funds, foundations, common trust funds, and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $_____ billion in assets under management.

         Under an Investment Advisory Agreement ("Agreement") with the funds, the funds pay the Adviser an advisory fee set forth below calculated by applying a quarterly rate, equal on an annual basis and of average daily net assets for the quarter. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse expenses to the extent necessary to keep the total operating expense from exceeding average daily net assets for the quarter

                                Contractual Fee      Fee Actually Charged
Small Cap Equity Fund                0.75%                         %
                                                     --------      -
Equity Fund                          0.70%                         %
                                                     --------      -
Balanced Fund                        0.65%                         %
                                                     --------      -
Fixed Income                         0.50%                         %
                                                     --------      -
International Fund                   1.00%                         %
                                                     --------      -

         Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the applicable fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.

         The Agreement permits the Adviser to delegate its duties to one or more investment advisers with respect to some or all of the International Fund's assets. As described below, the Adviser has exercised its authority to delegate certain duties with respect to all of the International Fund's assets to a subadviser.

INVESTMENT SUBADVISER

         TT International, 5 Martin Lane, London, England EC4R ODP, serves as the investment subadviser to the International Fund. The Subadviser was founded in 1993 and offers investment counseling services to investment companies, pension plans, trusts and charitable organizations. As of the date of this Prospectus, the Subadviser had in excess of $______ billion in assets under management. The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is authorized to conduct its investment business in the United Kingdom by the Investment Management Regulatory Organization Limited (IMRO).

         Pursuant to an Investment Subadvisory Agreement ("Subadvisory Agreement") entered into between the Adviser and the Subadviser, the Adviser, and not the fund, pays the Subadviser a subadvisory fee calculated by applying a quarterly rate, equal on an annual basis to 0.50% of the International Fund's average daily net assets for the quarter. To the extent that the advisory fee received by the Adviser is reduced pursuant to the fee waiver and/or expense reimbursement arrangements described above, the subadvisory fee to be paid to the Subadviser will be reduced proportionately. However, the Subadviser will have no obligation to otherwise reimburse the fund in order to maintain the operating expense limitations described above.


PORTFOLIO MANAGERS

         J. Luther King, Jr. is primarily responsible for the day-to-day management of the Small Cap Equity and Equity Funds and has been since the funds' inception. Mr. King also shares day-to-day management responsibility of the Balanced Fund and the Fixed Income Fund. Mr. King has been President, Principal and Portfolio Manager of the Adviser since 1979.

         Scot C. Hollmann is primarily responsible for the day-to-day management of the Balanced Fund together with Mr. King. Mr. Hollmann has been a portfolio manager of the Adviser since 19__.

         Robert M. Holt, Jr. and is primarily responsible for the day-to-day management of the Fixed Income Fund together with Mr. King and Joan M. Maynard.
Mr. Holt has been a portfolio manager of the Adviser since 1983.

         Joan M. Maynard is primarily responsible for the day-to-day management of the Fixed Income Fund. Ms. Maynard has been a Portfolio Manager of the Adviser since 1991 and employed by the Adviser since 1986.

         Timothy A. Tacchi, James E. Tonner, Duncan N. Robertson and Pauline S. Ngor Pong are primarily responsible for the day-to-day management of the International Fund.

         Mr. Tacchi has been the Controlling Partner of the Subadviser since its formation in 1993. Previously, he was the sole proprietor of the Subadviser's predecessor firm (1988-1993), and an Investment Manager at Fidelity International Investment Advisers Ltd. (1983-1988).

         Mr. Tonner has been a Partner and Investment Manager at the Subadviser since 1993. Previously, he was an Investment Manager at Chemical Investment Group (1989-1990) and President of Fidelity International Investment Advisers Ltd. (1976-1988).

         Mr. Robertson has been an Investment Manager at the Subadviser since 1996. Previously he was Chief Executive Officer of Dah Sing M&G Asset Management (1995-1996) and Director of M&G Investment Management (1972-1995).

         Ms. Ngor Pong has been an Investment Manager at the Subadviser since 1996. Previously, she was a Portfolio Manager at Dah Sing M&G Asset Management (1984-1996).

DISTRIBUTOR

         First Data Distributor, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the funds' shares.



DISTRIBUTION PLAN

         The funds have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. The distribution plan allows the funds to finance activities that promote the sale of the funds' shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature with fund assets.

         The funds have not implemented the plan and as a result they are currently neither accruing nor paying any fees under the plan. If the funds were using the plan, the fees paid under the plan could, over time, increase the cost of your investment and could cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES

         You may purchase shares of each fund at the net asset value per share next determined after receipt of the purchase order. Each Fund determines net asset value as of the close of normal trading of the New York Stock Exchange ("NYSE") (currently 4:00 P.M. Eastern Time) each day that the NYSE is open for business.

INITIAL INVESTMENTS

         By Mail. You may open an account by completing and signing an Account Registration Form, and mailing it, together with a check ($10,000 minimum) payable to LKCM Funds,

  By regular mail to:                      By express, registered or certified
                                           mail to:

  LKCM Funds                               LKCM Funds
  c/o Firstar Mutual Fund Services, LLC    c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701                             615 East Michigan Street, 3rd Floor
  Milwaukee, Wisconsin  53201-0701         Milwaukee, Wisconsin  53202

         Once the fund receives and accepts your application, in the mail, your payment for shares will be credited to your account at the net asset value per share of the fund next determined after receipt. If you purchase shares using a check and soon after request a redemption, LKCM will honor the redemption request at the next determined NAV, but will not mail you the proceeds until your purchase check has cleared (usually within 15 days). The funds will not accept cash, drafts or third party checks. If your bank does not honor your check, you could be liable for any loss sustained by the funds, as well as a service charge imposed by the Transfer Agent in the amount of $20.

         By Wire. You may purchase shares of the fund by wiring Federal funds ($10,000 minimum) to the funds' Custodian. To make an initial purchase by wire, you should use the following procedures:

o Telephone the funds at 800-688-LKCM (option 1) for instructions and to receive an account number.

o        Instruct a Federal Reserve System member bank to wire funds to:

              Firstar Bank Milwaukee, N.A.
              ABA #0750-00022

              For credit to Firstar Mutual Fund Services, LLC
              Account #112-952-137

              For further credit to LKCM Funds
                 [Name of Fund]
                 [Shareholder account number]

o Notify the funds by calling the telephone number listed above prior to 4:00 P.M. (Eastern Time) on the wire date.

o Promptly complete and mail an Account Registration Form to the address shown above under purchases by mail.

         Federal Fund purchases will be accepted only on a day on which the Funds and the Custodian are open for business.

SUBSEQUENT INVESTMENTS

         You may make additional investments at any time (minimum subsequent investment $1,000) by mailing a check payable to LKCM Funds to the address noted under "Initial Investments--By Mail." Additional investments may also be made by instructing your bank to wire monies as outlined above and notifying the applicable fund prior to 4:00 P.M. (Eastern Time) on the wire date.

AUTOMATIC INVESTMENT PROGRAM

         The Automatic Investment Program permits investors who own shares of a fund with a value of $10,000 or more, to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. To establish the Automatic Investment Program, an investor must complete the appropriate sections of the Account Registration Form. For additional information on the Automatic Investment Program, please call 1-800-688-LKCM.

RETIREMENT PLANS

         The funds make available individual retirement accounts, ("IRAs") including Simplified Employee Pension Plans, traditional IRAs, Roth IRAs and IRA "Rollover Accounts", offered by Firstar Mutual Fund Services, LLC. Detailed information on these plans is available from the funds by calling the Funds at 800-688-LKCM (option 1). Investors should consult with their own tax advisers before establishing a retirement plan.

OTHER PURCHASE INFORMATION

         Each fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements when, in the judgment of management, such action is in the best interests of the fund.

         Purchases of each fund's shares will be made in full and fractional shares of the fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued, however.


                              REDEMPTION OF SHARES

         You may redeem shares of the funds by mail, or, if authorized, by telephone or wire. The funds do not charge a fee for making redemptions, except with respect to wire redemptions.

(1)      By Mail. You may redeem your shares by mailing a written request to:

         LKCM Funds
         c/o Firstar Mutual Fund Services, LLC
         P.O. Box 701
         Milwaukee, WI  53201-0701

         (2) After your request is in "good order" the fund will redeem your shares at the next NAV.

         (3) To be in "good order," redemption requests must include the following documentation:

         (a)  The share certificates, if issued;

         (b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

         (c)  Any required signature guarantees; and

         (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans, and other organizations.

         Signature Guarantees. To protect your account, the funds and Firstar Mutual Fund Services, LLC from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address, and (2) share transfer requests. Please contact the funds at 800-688-LKCM (option 1) for further details.

         By Telephone Or Wire. If you indicated on your Account Registration Form, or have subsequently arranged in writing to do so, you may redeem shares by calling the funds and requesting that the redemption proceeds be mailed to the primary registration address or wired directly to your bank. The funds' Transfer Agent imposes a $12.00 fee for each wire redemption, which is deducted from the proceeds of the redemption. The redemption proceeds will be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the funds.

         If you would like to arrange for redemption by wire or telephone or change the bank or account designated to receive redemption proceeds, you must send a written request to the funds at the address listed above under "Redemption of Shares--By Mail." The investor must sign such requests, with signatures guaranteed. Further documentation may be requested.

         The funds reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The funds and the Transfer Agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration. To the extent that the funds fail to use reasonable procedures as a basis for their belief, they may be liable for instructions that prove to be fraudulent or unauthorized.

         Other Redemption Information. Payment of the redemption proceeds will be made within seven days after receipt of a redemption request in "good order." Redemption proceeds for shares of the funds purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days. Such funds are invested and earn dividends during this holding period. Shareholders can avoid this delay by utilizing the wire purchase option.

         Due to the relatively high cost of maintaining small accounts, the funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. You will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000.

         The funds may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

         The funds have reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of a fund's net asset value being redeemed.

TRANSFER OF REGISTRATION

         The registration of fund shares may be transferred by writing to LKCM Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request must be received in "good order."

                               VALUATION OF SHARES

         Net asset value per share is computed by dividing the total value of the investments and other assets of a fund, less any liabilities, by the total outstanding shares of the fund. The net asset value per share is determined as of the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Net asset value is not determined on days the NYSE is closed. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is accepted by the fund. A fund's net asset value may not be calculated on days during which the fund receives no orders to purchase shares and no shares are tendered for redemption. Because the International Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the International Fund does not price its shares, the net asset value of the International Fund may change on days when shareholders will not be able to purchase or redeem shares of the International Fund. In determining net asset value, expenses are accrued and applied daily and investments for which market values are readily available are valued at market value.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

         The Small Cap Equity, Equity and International Funds intend to declare and pay income dividends on an annual basis. The Balanced and Fixed Income Funds intend to declare and pay income dividends on a quarterly basis. The funds intend to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis in December. The funds may make an additional distribution if necessary, to avoid income or excise taxes. Dividends and other distributions, if any, will automatically be paid in additional shares of the funds unless the shareholder elects otherwise. Such election must be made in writing to the funds.

TAXES

         General. Dividends, whether paid in cash or reinvested in additional shares, from net investment income, net realized short-term capital gains and net gains from certain foreign currency transactions, if any, will be taxable to shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral). Distributions of net realized long-term capital gains in excess of net realized short-term capital losses, whether paid in cash or reinvested in additional shares, are taxable as long-term capital gain. The character of a capital gain distribution (and the applicable tax rate) is determined by the length of time that a fund has held the security that generated the gain and not the length of time you have held shares in the fund. Shareholders are notified annually as to the federal tax status of dividends and other distributions paid by the funds.

         Any dividends and other distributions declared by a fund in December to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by those shareholders on December 31 if the distributions are paid before February 1 of the following year. If you purchase shares of a fund shortly before a distribution, you will be subject to income tax on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

         When a shareholder redeems shares of a fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the shares. In addition, if fund shares are bought within 30 days before or after selling other fund shares at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. Capital gain on redeemed shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

         Each fund is required by federal law to withhold 31% of reportable payments (which includes dividends, capital gain distributions, and redemptions) payable to individual and certain other non-corporate shareholders who have not complied with certain Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or other taxpayer identification number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

         Dividends and other distributions declared by each fund, as well as redemptions of shares, may also be subject to state and local taxes.

         The foregoing summarizes some of the important income tax considerations generally affecting each fund and its shareholders. Potential investors in the funds should consult their tax advisers with specific reference to their own tax situation.


                              YEAR 2000 COMPLIANCE

         The Adviser and Subadviser have taken steps they believe are reasonably designed to address the potential failure of their computer systems. The Adviser and Subadviser have been informed that the funds' service providers are taking comparable steps. Neither the adviser, Subadviser or service providers currently anticipate that the Year 2000 issue will have a material impact on their ability to continue to fulfill their duties as investment adviser and subadviser to the funds. However, there can be no assurance that the computer systems of the companies in which the funds invest will not be adversely affected by the Year 2000 issue.



                              FINANCIAL HIGHLIGHTS

         The financial highlights tables set forth below are intended to help you understand the funds' financial performance for the funds period is of operations. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by ________________, whose report, along with the funds' financial statements, are included in the funds' annual report, which is available upon request.

Small Cap Equity Fund                               Year ended     Year ended     Year ended      May 1, 1995 to   July 14, 1994 (1)
                                                    December 31,   December 31,   December 31,     December 31,       to April 30,
                                                      1998           1997            1996              1995               1995
                                                   ------------   -----------     ----------       ------------       ------------


Net Asset Value - Beginning of Period                 $16.89        $16.20         $13.84           $11.48             $10.00
                                                      ------        ------         ------           ------             ------

Net investment income                                                 0.02          0.05             0.03               0.04

Net realized gain (loss) and unrealized
appreciation (depreciation)                                           3.38          3.26             2.33               1.44
                                                                      ----          ----             ----               ----

Total from investment operations                                      3.40          3.31             2.36               1.48
                                                                      ----          ----             ----               ----

Dividends from net investment income                                 (0.07)        (0.07)            ---                 ---

Distributions from net realized
gain from investment transactions                                    (2.64)        (0.88)            ---                 ---
                                                                      ----          ----             ----               ----

Total distributions                                                  (2.71)        (0.95)            ---                 ---
                                                                      ----          ----             ----               ----

Net Asset Value - End of Period                                     $16.89        $16.20           $13.84             $11.48
                                                                     =====         =====            =====              =====

         Total Return                                               23.07%        25.67%           20.56% (3)          14.80% (3)

Ratios and Supplemental Data:

Net assets, end of period (thousands)                            $274,787       $199,088         $121,430            $66,736

Ratio of expenses to average net assets                             0.95%          1.00%            1.00% (2)           1.00% (2)

Ratio of net investment income to average
    net assets                                                      0.22%          0.39%            0.53% (2)           1.15% (2)

Portfolio turnover rate                                               34%            66%              57%                 53%

Average commission rate (4)                                      $0.0567         $0.0564              N/A                 N/A

---------------

(1)  Commencement of Operations.
(2)  Annualized.
(3)  Not Annualized.
(4) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.



Equity Fund                                         Year ended         Year ended      January 3, 1996 (1)
                                                   December 31,       December 31,       to December 31,
                                                          1998            1997                1996
                                                   ------------------ --------------  --------------------


Net Asset Value - Beginning of Period                  $13.18             $11.70             $10.00
                                                        -----              -----              -----

Net investment income                                                       0.10               0.15

Net realized gain (loss) and unrealized
appreciation (depreciation)                                                 2.52               1.55
                                                                            ----               ----

Total from investment operations                                            2.62               1.70
                                                                            ----               ----

Dividends from net investment income                                      (0.25)                ---

Distributions from net realized gain from
investment transactions                                                   (0.89)                ---
                                                                          ------                ---

Total distributions                                                       (1.14)                ---
                                                                          ------                ---

Net Asset Value - End of Period                                           $13.18             $11.70
                                                                          ======             ======

Total Return                                                              23.57%         17.00% (3)

Ratios and Supplemental Data:

Net assets, end of period (thousands)                                    $52,392            $34,608

Ratio of expenses to average net assets
Before expense reimbursement                                               1.16%          1.32% (2)
After expense reimbursement                                                0.80%          0.80% (2)

Ratio of net investment income to average
     net assets
Before expense reimbursement                                               0.57%          0.98% (2)
After expense reimbursement                                                0.93%          1.50% (2)

Portfolio turnover rate                                                      48%                79%

Average commission rate                                                  $0.0601            $0.0611

---------------


(1)  Commencement of Operations.
(2)  Annualized.
(3)  Not Annualized.



                                                                January 1, 1998 (1) to December 31, 1998

                                                        Balanced           Fixed Income           International
                                                          Fund                Fund                   Fund
                                                          -----               -----                  -----


Net Asset Value - Beginning of Period                    $10.00              $10.00                 $10.00
                                                          -----               -----                  -----

Net investment income
Net realized gain (loss) and unrealized
appreciation (depreciation)

Total from investment operations

Dividends from net investment income
Distributions from net realized gain from investment transactions

Total distributions

Net Asset Value - End of Period                       $                   $                      $
                                                       ========            ========               ========

Total Return                                                  %                   %                      %

Ratios and Supplemental Data:

Net assets, end of period (thousands)                 $                   $                      $

Ratio of expenses to average net assets
Before expense reimbursement                                  %                   %                      %
After expense reimbursement                                   %                   %                      %

Ratio of net investment income to average net assets

Before expense reimbursement                                  %                   %                      %
After expense reimbursement                                   %                   %                      %

Portfolio turnover rate                                       %                   %                      %
Average commission rate                               $                   $                      $

---------------


(1)  The Funds  commenced  operations  on December  30, 1997.
     At December 31, 1997 the funds had no operations other than those relating to organizational matters.
(2)  Annualized.
(3)  Not Annualized.

LKCM Funds



For more information
You may obtain the following and other information on the LKCM Funds free of charge:

Annual and Semi-Annual Reports to Shareholders
The annual and semi-annual reports provide the funds most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI) dated May 1, 1999
The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the funds policies and management.

To receive any of these documents:

By Telephone:
1-800-688-LKCM

By Mail:
LKCM Funds
c/o Firstar Mutual Funds Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

On the Internet:
Text only versions of fund documents can be viewed online or downloaded from: http://www.sec.gov

From the SEC:
You may review and obtain copies of fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Copies of the information may be obtained for a fee by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009.


Investment Company Act File # 811-8352

                                   LKCM FUNDS

                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND

                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1999





         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the LKCM Funds dated May 1, 1999, as such Prospectus may be supplemented or revised from time to time. A copy of the Prospectus may be obtained without charge by calling the LKCM Funds at (800) 688-LKCM.

         The LKCM Funds' audited financial statements for the year ended December 31, 1998 are incorporated herein by reference to the Funds' 1998 Annual Report. A copy of the Annual Report may be obtained without charge by calling the LKCM Funds at (800) 688-LKCM.

                                TABLE OF CONTENTS

                                                                    Page


FUND ORGANIZATION....................................................29


INVESTMENT LIMITATIONS...............................................30


INVESTMENT OBJECTIVES AND POLICIES...................................31


TRUSTEES AND OFFICERS................................................46


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...........................47


INVESTMENT ADVISER...................................................48


INVESTMENT SUBADVISER................................................49


PORTFOLIO TRANSACTIONS AND BROKERAGE.................................49


CUSTODIAN............................................................49


SUBCUSTODIAN.........................................................49


ADMINISTRATOR........................................................49


TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT.........................50


DISTRIBUTOR..........................................................50


PURCHASE AND PRICING OF SHARES.......................................50


REDEMPTIONS IN KIND..................................................52


TAXATION OF THE FUNDS................................................52


PERFORMANCE INFORMATION..............................................54


AUDITORS.............................................................56


FINANCIAL STATEMENTS.................................................56


APPENDIX.............................................................57



         In deciding whether to invest in the Funds, you should rely on information in this Statement of Additional Information and the Prospectus. The Funds have not authorized others to provide additional information in any state or jurisdiction in which such offering may not legally be made.

                                FUND ORGANIZATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

         The LKCM Funds (the "Trust") is an open-end, diversified, management investment company commonly referred to as a mutual fund. Each Fund is a series of the Trust, a Delaware business trust that was established by a Declaration of Trust dated February 10, 1994. Prior to ___________ the LKCM Funds was known as the LKCM Fund. The Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Funds") of shares. Currently, the Trust offers five series. Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed Funds with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series and would be subject to the liabilities related thereto.

         The Trustees, in their discretion, may authorize the division of shares of the Funds into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes would have an interest in the same Fund of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes nor of changing the method of distribution of shares of the Funds.

         When issued, the shares of the Funds are fully paid and non-assessable, have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Each share of a Fund is entitled to participate equally in dividends and capital gains distributions and in the assets of the Fund in the event of liquidation. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a Fund.

         The Funds are not required, and do not intend, to hold regular annual shareholder meetings. The Funds may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Trust's shares to replace their Trustees. The Funds will assist in shareholder communication in such matters to the extent required by law.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

                             INVESTMENT LIMITATIONS

         In addition to the Funds' investment objectives as set forth in the Prospectus, the Funds are subject to the following restrictions, which are fundamental policies and may not be changed without the approval of a majority of a Fund's outstanding voting securities. As used herein, a "majority of a Fund's outstanding voting securities" means the lesser of: (1) at least 67% of the voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

         As a matter of fundamental policy, each Fund will not:

         (1) invest in physical commodities or contracts on physical commodities;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate;

         (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) with respect to the Small Cap Equity, Balanced, Fixed Income and International Funds, by lending their portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations or interpretations of the SEC thereunder;

         (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (5) with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

         (6) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) with respect to the Small Cap Equity, Balanced, Fixed Income and International Funds in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings); and the Small Cap Equity and Equity Funds can not buy additional securities if they borrow more than 5% of their total assets;

         (7) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities);

         (8) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

         (9) issue senior securities, except that this limitation shall not apply to: (i) evidence of indebtedness which the Fund is permitted to incur; (ii) shares of the separate classes or series of the Trust; or
         (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

         The Funds are also subject to the following restrictions, which are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, each Fund will not:

         (a) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short;

         (b) pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

         (c) invest more than an aggregate of 15% of the net assets of the Small Cap Equity, Balanced, Fixed Income and International Funds or an aggregate of 7% of the net assets of the Equity Fund in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain OTC options;

         (d) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

         (e) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

         With the exception of fundamental investment limitation (6), if a percentage limitation on the investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Fund's assets will not require the sale of securities.


                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and policies of the Funds are described in detail in the Prospectus under the captions "Investment Objectives" and "How the Funds Invest." Additional information about those policies is provided below.

EQUITY SECURITIES

         The equity securities in which the Funds may invest include common stocks, preferred stocks, warrants and rights, and debt securities convertible into or exchangeable for common stock or other equity securities.

         Preferred Stock. Preferred stock offers a stated dividend rate payable from the corporation's earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

         Warrants And Rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         Convertible Securities. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk that the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

         The Small Cap Equity and Balanced Funds' assets may be invested in non-investment grade debt securities. The Small Cap Equity Fund may invest up to 5% of the funds assets in non-investment grade debt securities. The market values of these securities tend to be less sensitive to changes in prevailing interest rates than high-quality securities, but more sensitive to individual corporate developments than higher-quality securities. Such securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories.

         Even securities rated Baa or BBB by Moody's Investor Services Inc. ("Moody's") and Standard & Poor's ("S&P") respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

         The Funds will rely on the judgment, analysis and experience of Luther King Capital Management Corporation, the investment adviser to the Funds (the "Adviser") or TT International Investment Management, the investment subadviser to the International Fund (the "Subadviser"), in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser or Subadviser, as applicable, will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

         The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

         Factors adversely affecting the market value of securities will adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

         The secondary trading market for lower-quality fixed-income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Trust's Board of Trustees or its Adviser to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

         Securities Subject To Reorganization. The Small Cap Equity, Equity, Balanced and Fixed Income Funds may invest in equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. Generally, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the target company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of a Fund thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

FOREIGN SECURITIES

         The Small Cap Equity, Balanced, Fixed Income and International Funds may invest in securities of foreign issuers. The Balanced Fund may invest up to 10% of its total assets in foreign securities. Investing in foreign issuers involves certain special considerations that are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Funds may temporarily hold invested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts in order to hedge the Funds' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

         Certain foreign governments levy withholding taxes against dividend and interest income paid by citizens or corporations operating therein to investors in other countries. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the holdings of the Funds. However, these foreign withholding taxes are not expected to have a significant impact on the Funds.

AMERICAN DEPOSITORY RECEIPTS ("ADRs")

         The Balanced, Fixed Income and International Funds may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security is denominated in a foreign currency.

FIXED-INCOME SECURITIES

         The fixed-income securities in which the Balanced and Fixed Income Funds may invest include U.S. Government securities, corporate debt, mortgage-backed securities and asset-backed securities. The Fixed Income Fund invests at least 65% of its total assets in these types of securities under normal market conditions. The fixed-income securities in which the Small Cap Equity, Equity and International Funds may invest include U.S. Government securities and corporate debt securities.

         Ratings. Each Fund (with the exception of the Balanced and Small Cap Equity Funds) limits investments in fixed-income securities to those that are rated at the time of purchase as investment grade by a NRSRO, such as S&P or Moody's, or, if unrated, are determined to be of equivalent quality by the Adviser or Subadviser. Investment grade fixed-income securities include:

o        U.S. government securities;

o Bonds or bank obligations rated in one of the four highest categories (such as BBB or higher by S&P);

o Short-term notes rated in one of the two highest categories (such as SP-2 or higher by S&P);

o Commercial paper or short-term bank obligations rated in one of the three highest categories (such as A-3 or higher by S&P); and

o Repurchase agreements involving investment grade fixed-income securities.

         Investment grade fixed-income securities are generally believed to have a lower degree of credit risk. However, certain investment grade securities with lower ratings are considered medium quality and may be subject to greater credit risk than the highest rated securities. If a security's rating falls below that required at the time of purchase, the Adviser or Subadviser will consider what action, if any, should be taken consistent with the Fund's investment objective. Additional information concerning securities ratings is contained in the Appendix to the SAI.

     U.S. Government Securities. U.S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Fannie Mae, Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association ("SLMA") and the International Bank for Reconstruction and Development.

         Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the SLMA, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Adviser is satisfied that the credit risk is acceptable.

         The Funds may invest in component parts of U.S. Treasury notes or bonds, namely either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped;
(3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations ( corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATs"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

         Corporate Debt Securities. A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to investment grade corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments); provided, however, that the Balanced Funds may invest up to 5% of its total assets in non-investment grade securities. The Small Cap Equity Fund may invest up to 5% of its total assets in convertible debt securities. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Mortgage-Related Securities. The Balanced and Fixed Income Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMO"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

         Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers in the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         There are currently three types of mortgage pass-through securities:
(1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA, and FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

         GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. In the case of obligations not backed by the full faith and credit of the U.S. Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and

FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

         Private mortgage pass-through securities are structured similarly to GNMA, FNMA, and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

         Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or insured by governmental entities, private insurers and the mortgage poolers.

         Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs also include REMICs.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

         The Balanced and Fixed Income Funds may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing marketing index or rate. Typical indices would include the eleventh district cost-of-funds index ("COFI"), the London Interbank Offered Rate ("LIBOR"), one-year U.S. Treasury yields, and ten-year U.S. Treasury yields.

         Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

         The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise to levels above that of the ARMs maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely fall.

         Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

         CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayments experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage-Related Securities" below. In addition, if a series of a CMO included a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "Securities Act"). CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may therefore be deemed "illiquid" and subject to Funds' limitations on investment in illiquid securities as discussed herein.

         Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMRS") are derivative multi-class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

         SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all or the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rated categories of investment-grade securities.

         Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to the Funds' limitations on investment in illiquid securities as discussed herein.

         Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may

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experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

         Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

         Asset-Backed Securities. The Balanced and Fixed Income Funds may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

         Risk Factors Relating To Investing In Mortgage-Related And Asset-Backed Securities. The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

         During periods of declining interest rates, prepayment of mortgage-related securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in higher-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payment on these securities.

TEMPORARY INVESTMENTS

         The temporary investments that the Small Cap Equity, Equity, Balanced and Fixed Income Funds may make include:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     The Small Cap Equity Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve the same risks of investing in international securities that are discussed under "Investment Objective and Policies-Foreign Securities." Although the Adviser carefully considers these factors when making investments, the Small Cap Equity Fund does not limit the amount of its assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.

         The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation and (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation.

         (2) Commercial paper which at the time of purchase is rated in the highest rating category by a Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase;

         (3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase;

         (4) U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

         (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

         (6) Repurchase agreements collateralized by those securities listed above.

ZERO-COUPON SECURITIES

         The Balanced and Fixed Income Funds may invest in zero-coupon securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero- coupon securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

REPURCHASE AGREEMENTS

         The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees of the Trust. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Funds might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Funds' realization upon the collateral may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

         The Small Cap Equity, Balanced and Fixed Income Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Funds' investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement.

WHEN-ISSUED SECURITIES

         The Small Cap Equity, Balanced, Fixed Income and International Funds may purchase securities on a "when- issued" basis. In buying "when-issued" securities, a Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by the Fund in a "when- issued" transaction until the Fund receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

DERIVATIVE INSTRUMENTS

         In pursuing their respective investment objectives, the Small Cap Equity, Balanced, Fixed Income and International Funds may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

         Options. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

         There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund foregoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         Each Fund is authorized to purchase and sell over-the-counter options ("OTC Options") in addition to exchange listed options. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation between the parties. A Fund will only sell OTC Options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC Options that have cash settlement provisions, although they are not required to do so.

         There is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Funds will engage in OTC Option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P's or "P-1" from Moody's or an equivalent rating from any other NRSRO.

         Options On Foreign Currencies. The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

         The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, or liquid assets in a segregated account with the custodian.

         The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, currency or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. Futures contracts on indices are settled in cash.

         Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Initial margin requirements are established by the futures exchange and may be changed.
Brokers may establish deposit requirements that are higher than the exchange minimums.

         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required variation margin, resulting in a repayment of excess variation margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

         Regulations of the CFTC applicable to the Funds require that they use futures contracts and options on futures contracts only for bona fide hedging purposes, or to the extent that a Fund's futures and options on futures positions are for other than bona fide hedging purposes, as described by the CFTC, the aggregate initial margins and premiums required to establish such non-bona fide hedging positions other than the "in-the-money" amount in the case of options that are "in-the-money" at the time of purchase, may not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit a Fund's risk to 5% of the Fund's assets. A Fund will only sell futures contracts to protect securities owned by it against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Funds expect that approximately 75% of the futures contracts purchased will be "completed;" that is, equivalent amounts

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


of related securities will have been purchased or in the process of being purchased by a Fund upon sale of open futures contracts. Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs incurred in the purchase and sale of the underlying securities.

         Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("Forward Contract") is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. The Funds may use Forward Contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving Forward Contracts that the Funds may use.

         In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into Forward Contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date ("transaction hedge" or "settlement hedge").

         The Funds may also use Forward Contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value ("position hedge"). A position hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling ("proxy hedge"). A proxy hedge could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U. S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Funds' custodian will place cash or other liquid assets in a separate account having a value equal to the aggregate amount of the Funds' commitments under Forward Contracts entered into with respect to position hedges and proxy-hedges. If the value of the assets placed in a segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. Alternatively, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not entered into such contracts.

         Risk Factors In Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures trading. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option on a futures contract.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract and options prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option on a future contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Risks Of Options On Futures, Forward Contracts, And Options On Foreign Currencies. Options on currencies may be traded over-the-counter and forward currency contracts are always traded in the over-the-counter market. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. When a Fund enters into a forward currency contract or purchases an over-the-counter option, it relies on its counterparty to perform. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         Futures contracts, options on futures contracts, Forward Contracts, and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Combined Transactions. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including Forward Contracts) and any combination of futures, options, and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser or Subadviser, as applicable, it is in the best interest of the Funds to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

         Asset Coverage For Futures And Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options, futures and forward contracts strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures, option or forward contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ILLIQUID INVESTMENTS, RESTRICTED SECURITIES AND PRIVATE PLACEMENT OFFERINGS

         Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Subadviser, as applicable, determines the liquidity of a Fund's investments and, through reports from the Adviser or Subadviser, as applicable, and the Funds' administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Funds' investments, the Adviser or Subadviser, as applicable, may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, certain over-the-counter options, and restricted securities (other than restricted securities pursuant to Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act). With respect to over-the-counter ("OTC") options that a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. The Funds will treat as illiquid an amount of assets used to cover written OTC options, equal to the formula price at which the Funds would have the absolute right to purchase the option less the amount by which the option is "in-the-money." The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by the Adviser or Subadviser, as applicable, under the supervision of the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, any of the Small Cap Equity, Balanced, Fixed Income and International Funds were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would take appropriate steps to protect liquidity; for the Equity Fund, if more than 7% of its net assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

         Restricted Securities. Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act or in a registered public offering. Where registration is required, the Fund(s) may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it or they decide to seek registration and the time the Fund(s) may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

         Private Placement Offerings. The Small Cap Equity, Balanced and Fixed Income Funds may invest in private placement offerings. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act, and resold to qualified institutional buyers under the Securities Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities law and generally are sold to institutional investors such as the Funds that agree they are purchasing the securities for investment and not with an intention to distribute to the public.

CORPORATE REORGANIZATIONS

         Each Fund may invest a portion of their respective assets in securities for which a tender or exchange offer has been made or announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The primary risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers of proposals which are consummated, the Funds may sustain a loss.

OTHER INVESTMENT COMPANIES

         The Funds may invest in other investment companies to the extent permitted by the 1940 Act. Currently the 1940 Act permits the Funds to invest up to 10% of their total assets in other investment companies. Not more than 5% of each Fund's total assets may be invested in the securities of any one investment company nor may the Funds acquire more than 3% of the voting securities of any other investment company. In addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as shareholders of another investment company, the Funds would bear their pro rata portion of the other investment company's advisory fees and other expenses. As such, the Funds' shareholders would indirectly bear the expenses of the Funds and the other investment company, some or all of which would be duplicative.

SECURITIES LENDING

         The Small Cap Equity, Balanced, Fixed Income and International Funds may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser or Subadviser, if applicable, to be of good standing. In addition, they will only be made if, in the Adviser's or Subadviser's, if applicable, judgment, the consideration to be earned from such loans would justify the risk. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceed one-third of the value of its total assets.

         It is the Funds' understanding that the current view of the staff of the SEC is that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (i.e., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments) or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

         TRUSTEES AND OFFICERS

         Under the laws of the state of Delaware, the Board of Trustees of the Trust has overall responsibility for management of the Funds. The officers of the Trust conduct and supervise its daily business. The Trustees and officers of the Trust, their ages, their business addresses and principal occupations during the past five years are as follows:



------------------------------------------ -- ---------------------------------- -----------------------------------
            Name and Address               Age   Position(s) Held with Trust      Principal Occupation During Past
                                                                                              5 years
------------------------------------------ -- ---------------------------------- -----------------------------------
J. Luther King, Jr.*                       58 Chairman of the Board of           President, Luther King Capital
301 Commerce Street                           Trustees, President, Chief         Management Corporation since 19--
Fort Worth, Texas 76102                       Executive Officer and Manager of
                                              the Trust
------------------------------------------ -- ---------------------------------- -----------------------------------

                                       46




H. Kirk Downey                             56 Trustee of the Trust               Dean, M.J. Neeley School of
2900 Lubbock Street                                                              Business, Texas Christian
Fort Worth, Texas 76109                                                          University Business School since
                                                                                 19--
------------------------------------------ -- ---------------------------------- -----------------------------------
Earle A. Shields, Jr.                      78 Trustee of the Trust               Consultant; formerly Consultant
53 Westover Terrace                                                              for NASDAQ Corp. and Vice
Fort Worth, Texas 76107                                                          President, Merrill Lynch & Co.,
                                                                                 Inc.

------------------------------------------ -- ---------------------------------- -----------------------------------
Paul W. Greenwell                          48 Vice President of the Trust        Vice   President,    Luther   King
301 Commerce Street                                                              Capital Management since 19--
Fort Worth, Texas 76102

------------------------------------------ -- ---------------------------------- -----------------------------------
Jacqui Brownfield                          38 Secretary and Treasurer of the      Fund Administrator, Luther King
301 Commerce Street                           Trust                              Capital Management since 19--
Fort Worth, Texas 76102

------------------------------------------ -- ---------------------------------- -----------------------------------

         * Mr. King is an "interested person" of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

         The table below sets forth the compensation paid by the Trust to each of the Trustees of the Trust during the fiscal year ended December 31, 1998:


                               COMPENSATION TABLE
                                                  Pension or
                                                  Retirement                                 Total Compensation
                              Aggregate        Benefits Accrued      Estimated Annual            from Trust and
                           Compensation         As Part of Fund      Benefits Upon               Fund Complex
Name of Person                from Trust             Expenses             Retirement            Paid to Trustees
--------------             ----------------    --------------------  --------------------    ----------------------


J. Luther King, Jr.*          None                  None                   None                  None

H. Kirk Downey                $12,000               $0                     $0                    $12,000

Earle A. Shields, Jr.         $12,000               $0                     $0                    $12,000


         Trustees other than those who are officers or affiliated with the Adviser will receive an annual fee of $8,000 plus a meeting fee of $1,000 for each meeting attended and are reimbursed for expenses incurred in attending Board meetings.

         *Mr. King is an "interested person" of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


         The following persons may be deemed to control the ___________ Fund by virtue of their ownership of record or beneficially, of more than 25% of the outstanding shares of the ____________ Fund, as of March 31, 1999:

         As of March 31, 1999, the following person owned of record or beneficially 5% or more of the shares of the funds as shown:


Equity Fund
Small Cap Equity Fund
Balanced Fund
Fixed Income Fund
International Fund

         As of March 31, 1999, all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) the following amount of shares.

                                           # of shares       % of shares
Small Cap Equity Fund                    ---- shares       ---- %
Equity Fund                              ---- shares       ---- %
Balanced Fund                            ---- shares       ---- %
Fixed Income Fund                        ---- shares       ---- %
International Fund                       ---- shares       ---- %



                               INVESTMENT ADVISER

         The investment adviser to the Funds is Luther King Capital Management Corporation (the "Adviser"). The Adviser is controlled by J. Luther King, Jr. Mr. King is the Chairman of the Board of Trustees, President, Chief Executive and Manager of the Trust. Under an Investment Advisory Agreement (the "Agreement") with the Funds, the Adviser manages the investment and reinvestment of the Funds' assets, subject to the control and supervision of the Board of Trustees of the Trust. The Adviser is responsible for making investment decisions for the Funds and for placing the Funds' purchase and sale orders. In addition, subject to any approvals required by the 1940 Act, the Adviser may delegate its duty to make investment decisions and to place purchase and sale orders to one or more investment subadvisers with respect to some or all of the International Fund's assets. In the event of such a delegation, the Adviser is obligated to monitor and review the activities of the subadviser. As described below, the Adviser has exercised its authority to delegate certain duties with respect to all of the International Fund's assets to a subadviser. Under the Agreement, the Funds pay the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to the following numbers shown as a percentage of average daily net assets for the quarter. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse expenses to the extent necessary to keep the total operating expenses from exceeding the respective caps also shown as a percentage of average daily net assets for the quarter.

                                    Adviser Fee                Cap
Small Cap Equity Fund                  0.75%                  1.00%
Equity Fund                            0.70%                  0.80%
Balanced Fund                          0.65%                  0.80%
Fixed Income Fund                      0.50%                  0.65%
International Fund                     1.00%                  1.20%

         As compensation for the services rendered by the Adviser under the Agreement, for the years ended


                                December 31, 1996            December 31, 1997            December 31, 1998
                                -----------------            -----------------            -----------------


Small Cap Equity Fund           $1,229,534                   $1,813,278                   $__________
Equity Fund                     $53,353                      $130,755                     $_________
Balanced Fund                   N/A                          N/A                          $
Fixed Income Fund               N/A                          N/A                          $
International Fund              N/A                          N/A                          $


                              INVESTMENT SUBADVISER

         The Subadviser, TT International Investment Management, is a partnership controlled by Timothy A. Tacchi, who owns 67% of the partnership's participation interests.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Agreement and Subadvisory Agreement authorizes the Adviser and Subadviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and directs the Adviser and Subadviser to use their best efforts to obtain the best execution with respect to all transactions for the Funds. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser or Subadviser may cause the Funds to pay higher commission rates than the lowest available when the Adviser or Subadviser believes it is reasonable to do so in light of the value of the research services provided by the broker effecting the transaction. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or Subadviser in advising various clients, including the Funds, although not all of these services are necessarily useful and of value in managing the Funds.

         It is not the Adviser's or Subadviser's practice to allocate brokerage or principal business on the basis of sales of shares that may be made through intermediary brokers or dealers. However, the Adviser or Subadviser may place orders with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of shares of the Funds for their clients.

         Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or Subadviser. If purchases or sales of securities consistent with the investment policies of the Funds and one or more of these other clients serviced by the Adviser or Subadviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the Adviser or Subadviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Subadviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.


                                    CUSTODIAN

         As custodian of the Small Cap Equity, Equity, Balanced and Fixed Income Funds' assets, Firstar Bank Milwaukee, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust.


                                  SUBCUSTODIAN

         As subcustodian of the International Fund's assets, The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245, has custody of all securities and cash of the International Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust.

                                  ADMINISTRATOR

         Pursuant to a Fund Administration Agreement and a Fund Accounting Agreement, Firstar Mutual Fund Services, LLC ("Firstar"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides each Fund with administrative and fund accounting and dividend services pursuant to a Fund Administration Agreement and a Fund Accounting Service Agreement. The services under these Agreements are subject to the supervision of the Board of Trustees of the Trust and officers, and include day-to-day administration of matters necessary to the Funds' operations, maintenance of their records, preparation of reports, compliance testing of the Funds' activities, and preparation of periodic updates of the registration statement under federal and state laws. For administration services, Firstar receives from each Fund a fee, calculated daily and paid monthly.


                                Fee for first $200 million        Next $500 million of        Average daily net assets
                                of average daily net assets       average daily net assets    in excess of $700 million
                                ---------------------------- ---------------------------- ----------------------------


Small Cap Equity Fund                      0.06%                        0.05%                        0.03%
Equity Fund                                0.06%                        0.05%                        0.03%
Balanced Fund                              0.06%                        0.05%                        0.03%
Fixed Income Fund                          0.06%                        0.05%                        0.03%

                                 Fee for       Next $300 million of    Next $500 million of   Average daily net
                                 first $200    average daily net       average daily net      assets in excess of
                                 million of    assets                  assets                 $1 billion
                                 average
                                 daily net
                                 assets
                                 ------------- ----------------------- ---------------------- -----------------------
International Fund                  0.07%              0.05%                   0.04%                  0.03%


                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         Firstar also acts as transfer agent and dividend-disbursing agent for the Funds.


                                   DISTRIBUTOR

         First Data Distributor Inc. (the "Distributor"), 4400 Computer Drive, Westboro, Massachusetts 01581, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the Funds' shares. Jacqui Brownfield, an employee of the Adviser and an officer of the Trust, is a registered representative of the Distributor. The Distributor uses its bests efforts to distribute the Funds' shares, which shares are offered for sale by the Funds continuously at net asset value per share without the imposition of a sales charge.
         As stated in the Prospectus the Board of Trustees, including a majority of the Trustees who were not interested persons of the Trust and who had no direct or indirect financial interest in the operations of a distribution plan, on behalf of the Fund, adopted a Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act (the "Plan") on [date]. The Plan was approved by the Trust's shareholders on _____________________.

         Pursuant to the Plan, the funds can pay up to an aggregate maximum of 0.75% per annum of each Fund's average daily net assets for actual expenses incurred in the distribution and promotion of the shares of the Funds, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution-related expenses.

         Although approved, the Board of Trustees has not authorized implementation of the plan. As a result, the Funds are neither accruing nor paying any Rule 12b-1 fees.

                         PURCHASE AND PRICING OF SHARES

PURCHASE OF SHARES

         Purchasing Shares with Liquid Securities. Certain clients of the Adviser may, subject to the approval of the Trust, purchase shares of the Funds with liquid securities that are eligible for purchase by a Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or The Nasdaq Stock Market. These transactions will be effected only if the Adviser intends to retain the security in the Funds as an investment. Assets so purchased by the Funds will be valued in generally the same manner as they would be valued for purposes of pricing a Fund's shares, if such assets were included in the Fund's assets at the time of purchase.

         Automatic Investment Program. The Automatic Investment Program permits investors who own shares of a Fund with a value of $10,000 or more, to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investors. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account. The financial institution must be a member of the Automatic Clearing House network. There is no charge for this service. A $20 fee will be charged by the Transfer Agent if there are insufficient funds in the investor's account at the time of the scheduled transaction. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased on a specified day or days of a month.

         The Automatic Investment Program is one means by which an investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price that is lower than their purchase price.

         To establish the Automatic Investment Program, an investor must complete the appropriate sections of the Account Registration Form. Please call the Trust at 800-688-LKCM if you have questions. An investor may cancel his or her participation in this Program or change the amount of purchase at any time by mailing written notification to: Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Notification will be effective three business days following receipt. The Trust may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An investor may also implement the Dollar Cost Averaging method on his or her own initiative or through other entities.

PRICING OF SHARES

         Shares of the Funds are sold on a continual basis at the net asset value per share next computed following acceptance of an order by a Fund. A Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Securities listed on a U.S. securities exchange or Nasdaq for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price available before the time when assets are valued. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using net foreign exchange quotations received from independent dealers at the time of valuation. Unlisted foreign securities are valued at fair value as determined in accordance with policies established by the Board of Trustees. Although the International Fund values its assets in U.S.

dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis.

         Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect market, market prices as determined above will be used. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Trust.


                               REDEMPTIONS IN KIND

         The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the applicable Fund. If redemptions are paid in investment securities the redeeming shareholders might incur brokerage expenses if they converted these securities to cash. Securities used to make such "in-kind" redemptions will be readily marketable. The method of valuing such securities will be the same as the method of valuing Fund securities described under "Pricing of Shares," and such valuation will be made as of the same time the redemption price is determined.


                              TAXATION OF THE FUNDS

         Each Fund intends to continue to qualify annually as a "regulated investment company" ("RIC") under Subchapter M of the Code, and, if so qualified, will not be liable for federal income tax to the extent earnings are distributed to its shareholders on a timely basis. If a Fund fails to qualify as a RIC, it will be treated as a regular corporation for federal income tax purposes. Accordingly, it would be subject to federal income tax, and any distributions that it makes would be taxable as ordinary income (with no part treated as a capital gain distribution) to the extent of its earnings and profits and would be non-deductible by it. This would increase the cost of investing in that Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by that Fund instead of investing indirectly in such securities through the Funds.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year ending on October 31 of that year, plus certain other amounts.

         Certain futures and foreign currency contracts in which all Funds but the Equity Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts held by a Fund at the end of each taxable year generally must be "market-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 contracts also may be market-to-market for purpose of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement applicable to RICs (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) recognized by a Fund, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) an/or increasing the amount of dividends that must be distributed to meet that distribution requirement and avoid imposition of the Excise Tax.

         If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or Forward Contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however to any transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60 day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         The Balanced and Fixed Income Funds may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, a Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the distribution requirement applicable to RICs and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         Investments In Foreign Securities. Dividends and interest received by a fund, and gains realized thereby, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the International Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, the International Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to

(1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes,

(2) treat the shareholder's share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions as the shareholder's own income from those sources, and

(3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax.

         The International Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         The funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation, other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which a fund is a U.S. shareholder that, in general, meets either of the following tests:

(1)      at least 75% of its gross income is passive or
(2) an average of at least 50% of its assets produce, or are held for the production of, passive income.

         Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on the disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the fund for prior taxable years. A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFIC's).

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed by the Funds to its shareholders -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to in exchange rate fluctuations between the time a fund accrues interest, dividends, or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of investment company taxable income available to a fund for distribution to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gains.


                             PERFORMANCE INFORMATION

TOTAL RETURN

         Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

                                  P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

         Cumulative Total Return. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

         The cumulative total return for the Small Cap Equity Fund from inception on July 14, 1994 to December 31, 1998 is ______. The cumulative total return for the Equity Fund from inception on January 3, 1996 to December 31, 1998 is _____%.

YIELD

         Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

         YIELD =  2[(a-b + 1)6 - 1]
                     ---
                     c-d

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

         For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

         Each Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

         If permitted by applicable law, the Funds may advertise the performance of registered investment companies or private accounts that have investment objectives, policies and strategies substantially similar to those of the Funds.

COMPARISON OF FUND PERFORMANCE

         The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Funds may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

         The Funds may from time to time use the following unmanaged indices for performance comparison purposes:

         S&P 500 - The S&P 500 is a Fund of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's Corporation It is market capitalization weighted. There are always 500 issuers in the S&P 500. Changes are made by Standard & Poor's as needed.

         Lehman Brothers Government/Corporate Index ("LB Govt/Corp") - The LB Govt/Corp is a weighted index comprised of publicly-traded intermediate and long-term government and corporate debt with an average maturity of 11 years.

         Russell 2000 - The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

         EAFE Index - The EAFE Index is an unmanaged index representing the market value weighted price of stocks of approximately 1100 companies screened for liquidity, cross-ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East. The Index is compiled by Morgan Stanley Capital International.

                                    AUDITORS

         _________________, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds' independent auditors, whose services include examination of the Funds' financial statements and the performance of other related audit and tax services.


                              FINANCIAL STATEMENTS

         The audited financial statements for the Funds are incorporated by reference to the Funds' Annual Report, for the year ended 1998, as filed with the Securities and Exchange Commission on February ____, 1999.

                                    APPENDIX

DESCRIPTION OF BOND RATINGS

          Excerpts from Moody's Investors Service, Inc. Corporate Bond Ratings:

          AAA: judged to be the best quality; carry the smallest degree of investment risk; AA: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; BAA: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; BA, B: protection of interest and principal payments is questionable.

         CAA: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA: Bonds that are rated Ca represent obligations that are speculative in a high degree.
         Such issues are often in default or have other  marked  shortcomings.
         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Excerpts from Standard & Poor's Corporation Corporate Bond Ratings:

          AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

         BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Excerpts from Fitch Investors Services, Inc. Corporate Bond Ratings:

          AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C:  Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

         PLUS (+) MINUS(-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

         Excerpts from Duff & Phelps Corporate Bond Ratings:

         AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

         A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

         DP:  Preferred stock with dividend arrearage.

                                   LKCM Funds
                            PART C. OTHER INFORMATION

         Item 23. Exhibits

(a)      Agreement and Declaration of Trust (1)

         (a.1) Amendment Number 1 to Declaration of Trust to be filed by subsequent Amendment.

(b)      By-Laws (1)

         (b.1)    Amendment Number 1 to By-laws to be filed by subsequent
                  Amendment.

(c)      Not applicable.

         (d.1)    Investment Advisory Agreement dated June 21, 1994 (1)

         (d.2) Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management Corporation for the Small Cap Equity Fund dated June 21, 1994 (1)

         (d.3) Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management Corporation for the LKCM Equity Fund dated December 5, 1995 (1)

         (d.4) Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management Corporation for the LKCM Balanced Fund dated December 30, 1997 (2)

         (d.5) Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management Corporation for the LKCM Fixed Income Fund dated December 30, 1997 (2)

         (d.6) Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management for the LKCM International Fund dated December 30, 1997 (2)

         (d.7) Subadvisory Agreement Between Luther King Capital Management Corporation and TT International Management for the LKCM International Fund dated December 30, 1997 (2)

         (e.1) Distribution Agreement between LKCM Funds and First Data Distributors, Inc. dated September 1, 1997 (1)

         (e.2) Consulting Agreement between Luther King Capital Management and First Data Distributors, Inc. dated September 1, 1997 (1)

         (f)      None

         (g.1) Custodian Servicing Agreement between LKCM Funds and Firstar Mutual Fund Services, LLC dated July 10, 1997 (1)

         (g.2) Fee Schedule to the Custodian Servicing Agreement with respect to the LKCM Balanced Fund and LKCM Fixed Income Fund dated December 30, 1997 (2)

         (g.3) Global Custody Agreement between The Chase Manhattan Bank, Firstar Trust Company and LKCM Fund on behalf of its LKCM International Fund dated December 31, 1997 (2)

         (h.1) Fund Administration Servicing Agreement between LKCM Funds and Firstar Trust Company dated July 10, 1997 (1)

         (h.2) Fee Schedule to the Fund Administration Servicing Agreement with respect to the LKCM Balanced Fund and LKCM Fixed Income Fund dated December 30, 1997 (2)

         (h.3) Fee Schedule to the Fund Administration Servicing Agreement with respect to the LKCM International Fund dated
                  December 30, 1997 (2)

         (h.4) Fund Accounting Servicing Agreement between LKCM Funds and Firstar Trust Company dated July 10, 1997 (1)

         (h.5) Fee Schedule to the Fund Accounting Servicing Agreement with respect to the LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund dated December 30, 1997 (2)

         (h.6) Transfer Agent Servicing Agreement between LKCM Funds and Firstar Trust Company dated July 10, 1997 (1)

         (h.7) Fee Schedule to the Transfer Agent Servicing Agreement with respect to the LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund dated December 30, 1997 (2)

         (i)      Opinion of Kirkpatrick & Lockhart, LLP dated
                  February 26, 1998 (2)

         (j) Consent of Deloitte & Touche, LLP to be filed by subsequent Amendment.

         (k)      None

         (l)      Purchase Agreement dated June 6, 1994 (1)

         (m)      LKCM Fund Distribution Plan (1)

         (n)      Financial Data Schedules
         (o)      None


         (1)  Incorporated  by reference  from Post  Effective  Amendment
              No. 6 to the Registration Statement of the Trust, SEC File No. 33-75116, filed previously by EDGAR on Oct. 14, 1997.

         (2)  Incorporated  by reference  from Post  Effective  Amendment
              No. 8 to the Registration Statement of the Trust, SEC File No. 33-75116, filed previously by EDGAR on Feb. 27, 1998.


         Item 24.   Persons Controlled by or Under Common Control With
Registrant

         Registrant is not controlled by or under common control with any person.

         Item 25.   Indemnification

         Reference is made to Article VI of the Registrant's Declaration of Trust, incorporated by reference as Exhibit 1 hereto. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Item 26.   Business and Other Connections of Investment Advisers

         Besides serving as investment advisers to private accounts, neither the Adviser nor the Subadviser is currently and has not during the past two years engaged in any other business, profession, vocation, or employment of a substantial nature. Information regarding the business, vocation, or employment of a substantial nature of the Adviser and Subadviser's directors and officers is incorporated by reference from the information contained under "Trustees and Officers" in Part B of this Registration Statement.

         Item 27.   Principal Underwriters

         (a) First Data Distributor, Inc., is the general distributor of the Registrant's shares.

         (b) The principal business address of First Data Distributor, Inc. ("First Data"), the Registrant's principal underwriter, is 4400 Computer Drive, Westboro, Massachusetts 01581. The following information relates to each director and officer of First Data:


                                                           Positions and Offices       Positions and Offices
                                              Name            with Underwriter             with Registrant






         (c)      Not applicable.

         Item 28.   Location of Accounts and Records

         The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

         Luther King Capital Management Corporation 310 Commerce Street, Suite 1600 Fort Worth, Texas 76102 (records relating to its function as investment advisor)

         Firstar Mutual Fund Services, LLC, 615 East Michigan Street Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent)

         Firstar Bank Milwaukee, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as custodian)

         Item 29.   Management Services

         All management-related services contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and State of Texas on the 26 day of February, 1999.


                                            By:     /s/  J. Luther King, Jr.*
                                                     ------------------------
                                                         J. Luther King, Jr.
                                                         President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the date(s) indicated.


          Name                       Title                                 Date


/s/  J. Luther King, Jr. *           Trustee, President and                February 26, 1999
---------------------------          Chief Executive Officer
J. Luther King, Jr.


/s/  H. Kirk Downey *                Trustee                               February 26, 1999
---------------------------
H. Kirk Downey


/s/  Earle A. Shields, Jr. *         Trustee                               February 26, 1999
-----------------------------
Earle A. Shields, Jr.


/s/  Jacqui Brownfield               Treasurer and Secretary               February 26, 1999
---------------------------
Jacqui Brownfield


*  By/s/  Joseph Neuberger
Attorney-in-fact

                                  EXHIBIT INDEX

       Exhibit No.                Exhibit

         (a)               Agreement and Declaration of Trust (1)

         (a.1) Amendment Number 1 to Declaration of Trust to be filed by subsequent Amendment.

         (b)               By-Laws (1)

         (b.1) Amendment Number 1 to By-laws to be filed by subsequent Amendment.

         (c)               Not applicable.

         (d.1)             Investment Advisory Agreement dated June 21, 1994 (1)

         (d.2) Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management Corporation for the Small Cap Equity Fund dated
                           June 21, 1994 (1)

         (d.3) Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management Corporation for the LKCM Equity Fund dated
                           December 5, 1995 (1)

         (d.4) Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management Corporation for the LKCM Balanced Fund dated
                           December  30, 1997 (2)

         (d.5) Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management Corporation for the LKCM Fixed Income Fund dated December 30, 1997 (2)

         (d.6) Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management for the LKCM International Fund dated December 30, 1997 (2)

         (d.7) Subadvisory Agreement Between Luther King Capital Management Corporation and TT International
                           Management   for  the   LKCM International Fund
                           dated December 30, 1997 (2)

         (e.1) Distribution Agreement between LKCM Funds and First Data Distributors, Inc. dated September 1, 1997 (1)

         (e.2) Consulting Agreement between Luther King Capital Management and First Data Distributors, Inc. dated September 1, 1997 (1)

         (f)               None

         (g.1) Custodian Servicing Agreement between LKCM Funds and Firstar Mutual Fund Services, LLC dated July 10, 1997 (1)

         (g.2)             Fee Schedule to the Custodian Servicing Agreement
                           with respect to the LKCM Balanced     Fund  and
                           LKCM  Fixed   Income  Fund  dated December 30,
                           1997(2)

         (g.3)             Global Custody Agreement between The Chase Manhattan
                           Bank, Firstar Trust Company   and  LKCM   Fund  on
                           behalf of its LKCM International Fund dated December 31, 1997 (2)

         (h.1)             Fund Administration Servicing Agreement between
                           LKCM Funds and Firstar Trust   Company dated
                           July 10, 1997 (1)

         (h.2) Fee Schedule to the Fund Administration Servicing Agreement with respect to the LKCM Balanced
                           Fund and LKCM Fixed Income Fund dated December 30, 1997 (2)

         (h.3) Fee Schedule to the Fund Administration Servicing Agreement with respect to the LKCM International Fund dated December 30, 1997 (2)

         (h.4) Fund Accounting Servicing Agreement between LKCM Funds and Firstar Trust Company dated July 10, 1997 (1)

         (h.5) Fee Schedule to the Fund Accounting Servicing Agreement with respect to the LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International
                           Fund dated December 30, 1997 (2)

         (h.6) Transfer Agent Servicing Agreement between LKCM Funds and Firstar Trust Company dated
                           July 10, 1997 (1)

         (h.7) Fee Schedule to the Transfer Agent Servicing Agreement with respect to the LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International
                           Fund dated  December 30, 1997 (2)

         (i)               Opinion of Kirkpatrick & Lockhart, LLP dated
                           February 26, 1998 (2)

         (j)               Consent of Deloitte & Touche, LLP

         (k)               None

         (l)               Purchase Agreement dated June 6, 1994 (1)

         (m)               LKCM Fund Distribution Plan (1)

         (n)               Financial Data Schedules

         (o)               None
----------------------

(1) Incorporated by reference from Post Effective Amendment No. 6 to the Registration Statement of the Trust, SEC File No. 33-75116, filed previously by EDGAR on Oct. 14, 1997.

(2) Incorporated by reference from Post Effective Amendment No. 8 to the Registration Statement of the Trust, SEC File No. 33-75116, filed previously by EDGAR on Feb. 27, 1998.

                                       65